SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             TEKNOWLEDGE CORPORATION
                             -----------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[ ]    Fee paid previously with Preliminary Materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

         2)      Form, Schedule or Registration Statement No.:

         3)      Filing Party:

         4)      Date Filed:

                             TEKNOWLEDGE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 17, 1999

         The 1999 Annual Meeting of the Stockholders of Teknowledge Corporation (the "Company") will be held on Thursday, June 17, 1999 at 10:00 a.m., local time, at the executive offices of the Company, located at 1810 Embarcadero Road, Palo Alto, California 94303 for the following purposes:


         1. To elect two Class II Directors of the Company to serve for a three-year term;

         2. To ratify the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending December 31, 1999; and

         3. To transact such other business as may properly come before the 1999 Annual Meeting and any and all adjournments and postponements thereof.


         The Board of Directors has fixed the close of business on April 23, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the 1999 Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the 1999 Annual Meeting is available for inspection at the Company's executive offices. Stockholders may examine the list during ordinary business hours in the 10-day period prior to the meeting. The list will also be available for inspection at the meeting for any purpose relating to the meeting.

         YOU ARE URGED TO COMPLETE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.




                                                 THE BOARD OF DIRECTORS


                                                 /s/ Dennis A. Bugbee
                                                 -------------------------------
                                                 By: Dennis A. Bugbee, Secretary

Palo Alto, California
April 28, 1999

                             TEKNOWLEDGE CORPORATION
                              1810 Embarcadero Road
                           Palo Alto, California 94303

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 17, 1999


                                 PROXY STATEMENT


         This Proxy Statement and the accompanying proxy card are being mailed on or about May 14, 1999 in connection with the solicitation of proxies by the Board of Directors of Teknowledge Corporation (the "Company") for use at the 1999 Annual Meeting of Stockholders of the Company to be held on Thursday, June 17, 1999 or any adjournment thereof, for purposes set forth in the accompanying Notice of Annual Meeting.

         The cost of soliciting proxies will be borne by the Company, in addition to soliciting stockholders by mail through its regular employees. The Company will request banks, brokers, custodians, nominees and other fiduciaries to solicit customers who have stock in the Company registered in the names of such persons and will reimburse them for their recoverable out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

         Only holders of the Company's Common Stock, par value $.01 per share ("Common Stock"), of record at the close of business on April 23, 1999 will be entitled to vote at the 1999 Annual Meeting. On that date, there were outstanding 4,970,651 shares of Common Stock, each of which is entitled to one vote.

         Shares of Common Stock may be voted by stockholders in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's By-Laws provide that a majority of all of the shares of the stock entitled to vote, whether present in person, or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Any person giving a proxy may revoke it, at any time before it is voted, by giving written notice to the Secretary of the Company. The presence at the 1999 Annual Meeting of a stockholder who has signed a proxy will not in itself revoke that proxy.

        All shares of Common Stock represented by a properly completed proxy received prior to the taking of any vote at the 1999 Annual Meeting will be voted as directed therein. If no direction is made on the proxy, shares represented by the proxy will be voted "FOR" (i) the election of Neil A. Jacobstein and William G. Roth each to serve as a Class II director for a three-year term; and (ii) the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ended December 31, 1999. The Board of Directors knows of no other matters, which are to be brought before the 1999 Annual Meeting. If any other matter properly comes before the 1999 Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the 1999 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment.

         Your vote is important. We urge you to sign, date and mail your proxy card promptly to make certain that your shares will be voted at the meeting.


PROPOSAL 1: ELECTION OF DIRECTORS

General

     The Board of Directors currently consists of six members: Dr. Frederick Hayes-Roth, Neil A. Jacobstein, Dr. Larry E. Druffel, General Robert T. Marsh (Ret.), William G. Roth, and James C. Workman. The Board of Directors comprises three classes of directors, each class consisting as nearly as possible of one-third of the Board, with one class of the Board being elected each year. At each annual meeting thereafter, any director of the class whose term is expiring would be voted upon, and upon election, such director would serve a three-year term. At the 1997 Annual Meeting, Dr. Frederick Hayes-Roth and Gen. Robert T. Marsh (Ret.) were elected as Class III directors to serve a three-year term. At the 1998 Annual Meeting, Dr. Larry E. Druffel and James C. Workman were elected as Class I directors to serve a three-year term. At the 1999 Annual Meeting, Neil A. Jacobstein and William G. Roth, as Class II directors, are to be elected for a three-year term and until their successors are duly elected and qualified.

--------------------------------------------------------------------------------
                                             Positions                 Director
    Name                         Age     With the Company              Since

Class II Directors nominated for election at the 1999 Annual Meeting

    Neil A. Jacobstein           44      President and                 1993
                                         Chief Operating Officer
    William G. Roth              60      Director                      1991

Class III Directors whose terms expire at the 2000 Annual Meeting

    Dr. Frederick Hayes-Roth     51      Chairman of the Board and     1993
                                         Chief Executive Officer
    Gen. Robert T. Marsh         74      Director                      1987

Class I Directors whose terms expire at the 2001 Annual Meeting

    Dr. Larry E. Druffel         58      Director                      1997
    James C. Workman             56      Director                      1993

--------------------------------------------------------------------------------

         Class II Nominees for a Term Expiring in 1999

         The nominees for election have indicated a willingness to serve, but if either should decline or be unable to serve as a Class II director, the proxy holders will vote for the election of another substitute nominee as the Board of Directors recommends.

         Neil A. Jacobstein. Mr. Jacobstein, 44, is President and Chief Operating Officer of the Company. Mr. Jacobstein was elected to these positions and became a director of the Company in January 1993. After joining Teknowledge, Inc. in 1984 as a Knowledge Engineer, Mr. Jacobstein was promoted to Senior Knowledge Engineer and later to the position of Manager of the Research and Advanced Development Group in 1985. He was promoted to Vice President and General Manager of the Research and Advanced Systems Development Group in 1987 and became Vice President and General Manager of the Knowledge Systems Division in 1989. Mr. Jacobstein also serves as the Chairman of the Board of Directors of the Institute for Molecular Manufacturing, a nonprofit organization.

         William G. Roth. Mr. Roth, 60, was elected as a director of the Company in January 1991. Mr. Roth retired as Chairman of the Board of Directors of Dravo Corporation in 1994 after holding that position since 1989. Since his retirement in 1994 as Chairman of the Board of Dravo Corporation, Mr. Roth has served as a member of the Board of Directors of Dravo Corporation and the Company. Mr. Roth is also a director of Amcast Industrial Corporation and Service Experts Incorporated. Mr. Roth is Chairman of the Company's Human Resources Committee.

         Continuing Class III Directors for a Term Expiring in 2000

         Dr. Frederick Hayes-Roth. Dr. Hayes-Roth, 51, is Chairman of the Board and Chief Executive Officer of the Company. Dr. Hayes-Roth was elected Chairman and Chief Executive Officer of the Company in January 1993. Dr. Hayes-Roth joined Teknowledge, Inc. in November 1981 as Executive Vice President and served as Chief Scientist and Vice President of the Research and Advanced Development Group from April 1985 to June 1986; as Vice President, Research and New Product Development, from June 1986 to January 1987; as Executive Vice President, Research and Advanced Systems Development from January 1987 to April 1988; and as Executive Vice President and Chief Scientist from April 1988 to January 1993.

         General Robert T. Marsh. General Marsh (Retired), 74, was elected a director of American Cimflex Corporation (a predecessor to the Company) in 1987. He retired as Chairman of the Board of Thiokol Corporation in 1991. Since 1995 he has served as Executive Director of the Air Force Aid Society, a non-profit charitable organization serving the Air Force community, and he is the former Chairman of the President's Commission on Critical Infrastructure Protection. General Marsh joined the Board of SI International in December 1998, and he retired from the Board of CAE Electronics, Inc. in October 1998. General Marsh also serves on the Board of Comverse Government Systems, Inc. and is a member of the Board of Trustees of MITRE Corporation. General Marsh is Chairman of the Company's Finance and Audit Committee.

         Continuing Class I Directors for a Term Expiring in 2001

         Dr. Larry E. Druffel. Dr. Druffel, 58, was appointed to the Board of Directors in April 1997. He is currently President and Director of the South Carolina Research Authority (SCRA), a public non-profit organization since 1996. He holds a doctorate degree in computer science from Vanderbilt University and a master's degree in computer science from the University of London, and was a director of the Software Engineering Institute at Carnegie-Mellon University from 1986 to 1996. He is Chairman of the Board of the Advanced Technology Institute, and a member of the Board of the South Carolina Technology Alliance, both private non-profit corporations. He has also served as the Director of Computer Software and Systems, Office of Deputy Undersecretary of Defense for Research and Advanced Technology, Washington, DC.

         James C. Workman. Mr. Workman, 56, was appointed Chairman of the Board, Chief Executive Officer, and President of the Company on an interim basis effective October 20, 1992. With the appointment of Dr. Hayes-Roth and Mr. Jacobstein to executive positions in 1993, Mr. Workman resigned from his interim executive officer position but retained a seat on the Board. Mr. Workman is active in several community organizations in Wisconsin. He is a member of the Executive Council and Board of Trustees of the Diocese of Fond Du Lac, and he is a director for the Door County Memorial Hospital and Foundation. He is also a Director of the United Way of Door County. Since leaving American Standard Inc. in 1989 where he was Senior Vice President, Air Conditioning Products, he has served as a self-employed attorney/consultant.

Vote Required

         If a quorum is present and voting, the two nominees for Class II Directors receiving the highest number of votes will be elected directors. Abstentions will have no effect on the vote. It is intended that shares represented by the enclosed form of proxy will be voted "FOR" the election of the nominees identified above, unless otherwise directed.

Board Recommendation

         The Board of Directors recommends that the Company's stockholders vote "FOR" the election of Mr. Jacobstein and Mr. Roth.


Committees and Meetings

         The Board of Directors of Teknowledge has two standing committees: the Finance and Audit Committee and the Human Resources Committee. The Board of Directors has no standing nominating committee.

         The primary responsibility of the Finance and Audit Committee is to oversee the annual audit of the Company and to monitor the Company's internal accounting controls and procedures. The Finance and Audit Committee also reviews with the independent public accountants the scope and results of their annual audit. The current members of the Finance and Audit Committee are Messrs. Druffel, Marsh, Roth and Workman. The Finance and Audit Committee met once in 1998.

         The Human Resources Committee serves as the Compensation Committee and is responsible for assuring that executive officers and other key personnel of the Company are effectively compensated in terms of salary, incentive compensation and benefits. The current members of the Human Resources Committee are Messrs. Druffel, Marsh, Roth and Workman. The Human Resources Committee held one meeting in 1998.

         The Company's Board of Directors held six meetings during 1998. In 1998, all members of the Board of Directors attended more than 75% of the meetings of the Board of Directors and the committees on which they served.

Directors' Compensation

         Directors' Fees. Each non-employee member of the Board of Directors receives cash compensation totaling $10,000, which are paid in quarterly increments of $2,500. In addition to their regular compensation, directors are entitled to be reimbursed for related travel, lodging, and other expenses in attending board and committee meetings.

         Directors' Option Plan. The Company maintains a stock option plan for non-employee directors. The Directors' Option Plan, as amended at the 1995 Annual Meeting of Stockholders, provides that each Eligible Director shall be granted, on the date such director becomes an Eligible Director, an initial option to purchase 3,000 shares of Common Stock, and on the date of each annual meeting thereafter, each continuing Eligible Director shall be granted an additional option to purchase 3,000 shares of Common Stock. Options to purchase 50,000 shares of Common Stock have been granted since the inception of the Directors' Option Plan and 50,000 shares remain to be granted.

Executive Officers

         Following  is  certain   information   regarding  the  Company's  other
executive officer who is not a member of the Board of Directors.

         Dennis A. Bugbee, 52, is Director of Finance, Treasurer, and Secretary for the Company. Mr. Bugbee joined the Company in 1990 as the Division Controller for the Knowledge Systems Division in Palo Alto, California. He was promoted to Director of Finance March 1, 1993 and shortly thereafter to the positions of Treasurer and Corporate Secretary. Prior to joining the Company, Mr. Bugbee held the position of Accounting Manager with TRW's Space and Defense Sector.


PROPOSAL 2:         RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected the accounting firm of Arthur Andersen LLP as independent public accountants to examine and report upon the Company's consolidated financial statements for the year ended December 31, 1999, and has directed that this selection be submitted to the stockholders for ratification at the 1999 Annual Meeting. Arthur Andersen LLP has acted in such capacity since its appointment during fiscal year ending December 31, 1994. Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the By-Laws or otherwise. If the stockholders do not ratify the selection of Arthur Andersen LLP, the Board of Directors will reconsider the selection of independent public accountants for the Company.

         Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire. The representatives will also be available to respond to appropriate questions from the stockholders. The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum representing a majority of all the attending shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal.

Board Recommendation

         The Board of Directors recommends that the Company's stockholders vote "FOR" the ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999.



                               SECURITY OWNERSHIP

         The following table sets forth certain information concerning the beneficial ownership of Common Stock as of April 26, 1999 by persons known to the Company to own beneficially more than 5% of the Common Stock, by each of the directors of the Company, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.

--------------------------------------------------------------------------------
Name and Address of                         Common Stock Owned
Beneficial Owner                              Beneficially(i)   Percent of Class
--------------------------------------------------------------------------------
Mark J. Hanna                                     267,607(2)            5.4%
327 Plaza Real, Suite 319
Boca Raton, FL 33432

Dennis A. Bugbee(1)                                48,682(3)             *
Larry E. Druffel(1)                                 6,000(4)             *
Frederick Hayes-Roth(1)                           626,852(5)           11.9%
Neil A. Jacobstein(1)                             680,864(6)           12.7%
Robert T. Marsh(1)                                 16,000(7)             *
William G. Roth(1)                                 25,000(8)             *
James C. Workman(1)                                16,000(9)             *
All Directors and Executive  Officers of the    1,419,102(10)          24.8%
Company as a Group (7 Persons)
--------------------------------------------------------------------------------

  (i)All share numbers have been adjusted to give effect to a one-for-five reverse stock split on December 22, 1998
  *  Less than 1%

 (1) The address of all directors and executive officers is the Company's Executive Offices located at 1810 Embarcadero Road, Palo Alto, California 94303.
 (2) The information concerning the Common Stock owned beneficially by Mark J. Hanna was obtained from a Schedule 13D filed with the Securities and Exchange Commission on August 29, 1997.

 (3) Includes 2,500 shares, which may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of April 26, 1999.
 (4) Includes 6,000 shares, which may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of April 26, 1999.
 (5) Includes 306,296 shares, which may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of April 26, 1999.
 (6) Includes 406,576 shares, which may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of April 26, 1999. Mr. Jacobstein's spouse owns 18,000 shares; however, Mr. Jacobstein disclaims beneficial ownership.
 (7) Includes 16,000 shares, which may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of April 26, 1999.
 (8) Includes 11,000 shares, which may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of April 26, 1999.
 (9) Includes 12,000 shares, which may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of April 26, 1999. Mr. Workman's spouse owns 4,000 shares beneficially.
 (10) Includes options for 760,372 shares, which are currently exercisable or will become exercisable within 60 days of April 26, 1999.


Summary Compensation

         The following table sets forth the cash compensation paid to the Chief Executive Officer and to each of the two most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 for all services to the Company in the years ended December 31, 1998, 1997, and 1996

                           SUMMARY COMPENSATION TABLE

                                                         Annual Compensation
--------------------------------------------------------------------------------

Name and Principal Position          Year             Salary               Bonus
                                                       $(1)                 $(2)
--------------------------------------------------------------------------------
Frederick Hayes-Roth, Chair, CEO     1998            230,123             148,329
Frederick Hayes-Roth, Chair, CEO     1997            208,084              96,769
Frederick Hayes-Roth, Chair, CEO     1996            196,388             128,639

Neil Jacobstein, Pres, COO           1998            152,784              97,585
Neil Jacobstein, Pres, COO           1997            134,692              63,664
Neil Jacobstein, Pres, COO           1996            128,468              84,330

Dennis Bugbee, Dir. of Finance       1998            109,172               9,000
Dennis Bugbee, Dir. of Finance       1997             98,635               7,500
Dennis Bugbee, Dir. of Finance       1996             93,842               5,000
--------------------------------------------------------------------------------

(1)     Includes 401(k) deferred compensation and 4% Company matching provision.
(2) The bonuses set forth in this column are generally paid after the conclusion of the annual audit following the year to which they relate.


Stock Option Grants and Exercises

         The following tables set forth information regarding the value of options held by the executive officers named in the Summary Compensation Table at December 31, 1998. Mr. Bugbee was granted options to purchase 20,000 shares of Common Stock in 1998 that will vest in equal quarterly increments of 1,250 shares over a four-year period. Dr. Hayes-Roth and Mr. Jacobstein were not granted options in 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR


--------------------------------------------------------------------------------------------------------------------
                                                Number of        % of Total Options
                                                Securities      Granted to Employees
                                                Underlying         in Fiscal Year      Exercise or
                                             Options Granted            (%)             Base Price     Expiration
Name                                               (#)                                    ($/Sh)          Date
--------------------------------------------------------------------------------------------------------------------
Frederick Hayes-Roth, Chair, CEO                    -                    -                  -              -
--------------------------------------------------------------------------------------------------------------------
Neil Jacobstein, Pres, COO                          -                    -                  -              -
--------------------------------------------------------------------------------------------------------------------
Dennis Bugbee, Dir. of Finance                    20,000                 6                 2.15         10/08/08

--------------------------------------------------------------------------------------------------------------------

(1)      Generally,  the right to exercise an option  under the  Company's  1998
         Stock  Option Plan (the "Option  Plan")  vests in quarterly  increments over a four-year  period  commencing  on the date of grant.  The Option
         Plan  permits  the grant of both  incentive  stock  options  within the meaning of Section 422 of the Internal  Revenue Code,  as amended,  and nonstatutory  stock  options.  The exercise  price of  incentive  stock options  must at least equal the fair value of the Common  Stock of the
         Company on the date of grant. The exercise price of nonstatutory  stock options  must equal at least 85% of the fair market value of the Common
         Stock  of the  Company  on the date of  grant.  The  exercise  price of incentive  stock options or  nonstatutory  stock options granted to any person who at the time of grant owns stock  representing  more than 10%
         of the  voting  power of all  classes  of stock of the  Company  or any parent or  subsidiary  corporations  must be at least  110% of the fair market  value of the Common Stock on the date of grant and term of such options cannot exceed ten years.


            AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                              YEAR-END OPTION VALUE

----------------------------------------------------------------------------------------------------------------------
                                                                                                Value of Unexercised
                                                                         Number of Securities   In-the-Money Options
                                                                              Underlying               at FYE
                                               Shares                    Unexercised Options       (Exercisable/
                                              Acquired        Value             at FYE             Unexercisable)
Name                                         on Exercise    Realized        (Exercisable/               (3)
                                                 (#)           (1)        Unexercisable) (2)
----------------------------------------------------------------------------------------------------------------------
Frederick Hayes-Roth, Chair, CEO               83,000       $199,450          306,296/-             $1,857,406/-
----------------------------------------------------------------------------------------------------------------------
Neil Jacobstein, Pres, COO                                                    406,576/-             $2,473,514/-
----------------------------------------------------------------------------------------------------------------------
Dennis Bugbee, Dir. of Finance                  6,250        $12,500         2500/17,500          $10,250/$71,750
----------------------------------------------------------------------------------------------------------------------


(1) The value realized upon exercise is the difference between the exercise price and the bid price at the close of business on the date the stock is exercised.
(2) All share numbers and/or dollar amounts have been adjusted to give effect for the one-for-five reverse stock split on December 22, 1998.
(3) The value of unexercised in-the-money options is determined by multiplying the number of shares under the option by the difference between the December 31, 1998 bid price of $6.25 and the grant price. Of the options granted to executives since the inception of the ISO Plan, only the options granted in 1990 or later were in the money for a total of 715,372 shares.

Employment Arrangements

         Frederick Hayes-Roth, Chief Scientist, Chairman of the Board, and Chief Executive Officer, and Neil Jacobstein, President and Chief Operating Officer, each has an employment agreement with the Company that provides for annual base salaries of $233,000 and $153,000, respectively. The 1999 Executive Compensation Agreement, dated January 14, 1999, includes an incentive compensation plan with target objectives established in the five strategic categories of cash flow, profitability, bookings, E-Commerce products and services, and special licensing fees, which will be determined and assessed by the Board of Directors to a maximum of 120% of base salary. Each executive is also eligible for severance benefits equal to their most recent twelve-month salary and bonus; except in the event of a change of control, defined as any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, the Chief Executive Officer and the President of the Company will be entitled to severance benefits to include: (i) full accrued salaries and vacation pay, (ii) accrued incentive compensation awarded or determined to be awarded by the Board of Directors, (iii) insurance coverage, (iv) retirement benefits and (v) a lump sum severance payment equal to two times their most recent respective total cash compensation.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

         Based solely on the Company's review of such forms, furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors, and more than 10% stockholders were complied with; except that, due to administrative error, the annual statement of beneficial ownership reporting a stock option grant to Larry Druffel, William Roth, and Robert Marsh were not timely filed.

                             ADDITIONAL INFORMATION

Methods and Expenses of Solicitation

         The cost of solicitation of the enclosed form of proxy will be borne by the Company. Solicitation will be made primarily through the use of the mail, although directors, officers and employees of the Company may, for no additional compensation, solicit proxies personally, by mail, by telephone, or by facsimile. Upon request, the Company will reimburse banks, brokers, and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxy materials to beneficial owners and obtaining their proxies.

Submission of Stockholder Proposals

         The Company must receive proposals for action at the 2000 Annual Meeting of Stockholders at its offices at 1810 Embarcadero Road, Palo Alto, California 94303, no later than January 15, 2000. Any such submission must conform to the regulations of the Securities and Exchange Commission concerning stockholder proposals.

Annual Report

         Accompanying this Proxy Statement is a copy of the Company's Annual Report for the year ended December 31, 1998. A complete copy of the 10-KSB (without exhibits) as filed with the Securities and Exchange Commission, including the financial statements and the financial statement schedules, can be obtained without charge from the Company upon receipt of a written request from the security holder addressed to the Secretary. The Company will also furnish a copy of any exhibit included in the 10-KSB upon payment of a $5.00 fee and receipt of a written request for such exhibit. The written request should be directed to Dennis Bugbee, Secretary, Teknowledge Corporation, 1810 Embarcadero Road, Palo Alto, California 94303.

Other Matters

         The Board of Directors knows of no other business that will be presented in the meeting. If matters other than those described herein should properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                                            By Order of the Board of Directors,

                                            /s/ Dennis A. Bugbee
                                            ---------------------------
                                            Dennis A. Bugbee, Secretary
Palo Alto, California
April 28, 1999